Organization and Basis of Presentation (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
General

General

Memorial Production Partners LP (the “Partnership”) is a publicly traded Delaware limited partnership, the common units of which are listed on the NASDAQ Global Market (“NASDAQ”) under the symbol “MEMP.” Unless the context requires otherwise, references to “we,” “us,” “our,” or “the Partnership” are intended to mean the business and operations of Memorial Production Partners LP and its consolidated subsidiaries.

The Partnership was formed in April 2011 by Memorial Resource Development LLC (“MRD LLC”) to own, acquire and exploit oil and natural gas properties in North America. Memorial Resource Development Corp. (“MRD”) was formed by MRD LLC in January 2014 to exploit, develop and acquire natural gas and oil properties in North America. MRD LLC was a Delaware limited liability company formed in April 2011 by Natural Gas Partners VIII, L.P., Natural Gas Partners IX, L.P. and NGP IX Offshore Holdings, L.P. (collectively, the “Funds”) to own, acquire, exploit and develop oil and natural gas properties and to own our general partner. In June 2014, (i) the Funds contributed all of their interests in MRD LLC to MRD Holdco LLC (“MRD Holdco”), after which MRD Holdco owned 100% of MRD LLC, and (ii) MRD LLC distributed certain assets, including all of our subordinated units, to MRD Holdco. On June 18, 2014, MRD LLC contributed substantially all of its assets, including its interest in our general partner, to MRD in connection with MRD’s initial public offering. On June 27, 2014, MRD LLC merged into MRD Operating LLC, a subsidiary of MRD. Memorial Resource provides management, administrative, and operations personnel to us and our general partner under an omnibus agreement (see Note 12). The Funds are private equity funds managed by Natural Gas Partners (“NGP”). The Funds collectively indirectly own 50% of our incentive distribution rights (“IDRs”). The remaining IDRs are owned by our general partner.

Unless the context requires otherwise, references to “Memorial Resource” refer collectively to MRD and its subsidiaries other than the Partnership. The Partnership is owned 99.9% by its limited partners and 0.1% by its general partner, Memorial Production Partners GP LLC, which is a wholly owned subsidiary of Memorial Resource. Our general partner is responsible for managing all of the Partnership’s operations and activities.

We operate in one reportable segment engaged in the acquisition, exploitation, development and production of oil and natural gas properties. Our management evaluates performance based on one reportable business segment as there are not different economic environments within the operation of our oil and natural gas properties. Our business activities are conducted through our wholly owned subsidiary Memorial Production Operating LLC (“OLLC”) and its wholly-owned subsidiaries. Our assets consist primarily of producing oil and natural gas properties and are located in Texas, Louisiana, Colorado, Wyoming, New Mexico, and offshore Southern California. Most of our oil and natural gas properties are located in large, mature oil and natural gas reservoirs. The Partnership’s properties consist primarily of operated and non-operated working interests in producing and undeveloped leasehold acreage and working interests in identified producing wells (often referred to as wellbore assignments).

Memorial Production Finance Corporation (“Finance Corp.”), our wholly-owned subsidiary, has no material assets or any liabilities other than as a co-issuer of our debt securities and as a guarantor of certain of our other indebtedness. Its activities will be limited to co-issuing our debt securities and engaging in other activities incidental thereto.

Previous Owners

Previous Owners

References to “the previous owners” for accounting and financial reporting purposes refer collectively to:

•

Certain oil and natural gas properties the Partnership acquired from MRD LLC in April and May 2012 (“Tanos/Classic Properties”) for periods after common control commenced through their respective date of acquisition.

•

Rise Energy Operating, LLC and its wholly-owned subsidiaries (except for Rise Energy Operating, Inc.) (“REO”) from February 3, 2009 (inception) through the date of acquisition. The Partnership acquired REO, which owns certain operating interests in producing and non-producing oil and gas properties offshore Southern California, in December 2012 from Rise Energy Partners, LP (“Rise”). We refer to this transaction as the “Beta acquisition.” Rise was primarily owned by two of the Funds.

•

Certain oil and natural gas properties and related assets in East Texas and North Louisiana that the Partnership acquired in March 2013 owned by WHT Energy Partners (“WHT”) (the “WHT Properties”) from February 2, 2011 (inception) through the date of acquisition.

•

Certain oil and natural gas properties and related assets primarily in the Permian Basin, East Texas and the Rockies that the Partnership acquired through equity and asset transactions on October 1, 2013 from both MRD LLC and certain affiliates of NGP as discussed below. We refer to this transaction as the “Cinco Group acquisition.”

•

Certain oil and natural gas properties primarily located in East Texas and assets in West Louisiana that the Partnership acquired in February 2015 from certain operating subsidiaries of Memorial Resource in exchange for cash and certain of our oil and natural gas properties primarily located in North Louisiana.  We refer to this transaction as the “Property Swap.”  The acquired East Texas oil and natural gas properties were owned by Classic Hydrocarbons Holdings, L.P. or its subsidiaries (“Classic”).

Each of these aforementioned acquisitions was accounted for as a transaction between entities under common control, similar to a pooling of interests, whereby the net assets acquired were recorded at historical cost and certain financial and other information has been retrospectively revised to give effect to such acquisitions as if the Partnership owned the assets for periods after common control commenced through their respective acquisition dates. See Note 12 for additional information.

Basis of Presentation

Basis of Presentation

Our consolidated results of operations are presented together with the combined results of operations pertaining to the previous owners. The combined financial statements were derived from the historical accounting records of the previous owners and reflect the historical financial position, results of operations and cash flows for all periods presented.

The previous owners combined financial statements reflect: (i) certain oil and gas properties acquired from MRD LLC in April and May 2012 for periods after common control commenced through their respective date of acquisition on a combined basis for all periods presented, (ii) the consolidated financial statements of REO for all periods presented, (iii) the WHT Properties from February 2, 2011 (inception) through the date of acquisition, (iv) the financial statements of Boaz Energy, LLC (“Boaz”), Crown Energy Partners, LLC (“Crown”), the Crown net profits overriding royalty interest and overriding royalty interest (“Crown NPI/ORRI”), Propel Energy SPV LLC (“Propel SPV”), together with its wholly-owned subsidiary Propel Energy Services, LLC (“Propel Energy Services”), Stanolind Oil and Gas SPV LLC (“Stanolind SPV”), Tanos Energy, LLC (“Tanos”), together with its wholly-owned subsidiaries, Prospect Energy, LLC (“Prospect”), and certain oil and natural gas properties in Jackson County, Texas (the “MRD Assets”) (collectively, the “Cinco Group”) on a combined basis for periods after common control commenced through the date of acquisition, and (v) certain oil and gas properties primarily located in the Joaquin Field in Shelby and Panola counties in East Texas and in West Louisiana acquired from Memorial Resource in February 2015 for periods after common control commenced through the date of acquisition.  The Partnership acquired substantially all of the Cinco Group on October 1, 2013 from: (a) Boaz Energy Partners, LLC (“Boaz Energy Partners”), Crown Energy Partners Holdings, LLC (“Crown Holdings”), Propel Energy, LLC (“Propel Energy”) and Stanolind Oil and Gas LP (“Stanolind”), all of which are primarily owned by two of the Funds, and (b) MRD LLC.

The ownership interest of the noncontrolling shareholder in the San Pedro Bay Pipeline Company (“SPBPC”), an indirect majority-owned subsidiary of REO, is presented as noncontrolling interest in the financial statements.

All material intercompany transactions and balances have been eliminated in preparation of our supplemental consolidated and combined financial statements. The accompanying supplemental consolidated and combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Certain amounts in the prior year financial statements have been reclassified to conform to current presentation.

Use of Estimates

Use of Estimates

The preparation of supplemental consolidated and combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the supplemental consolidated and combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates include, but are not limited to, oil and natural gas reserves; depreciation, depletion, and amortization of proved oil and natural gas properties; future cash flows from oil and natural gas properties; impairment of long-lived assets; fair value of derivatives; fair value of equity compensation; fair values of assets acquired and liabilities assumed in business combinations and asset retirement obligations.

Principles of Consolidation and Combination

Principles of Consolidation and Combination

Our consolidated financial statements include our accounts and those of our majority-owned subsidiaries in which we have a controlling interest, after the elimination of all intercompany accounts and transactions. Likewise, the combined financial statements include the accounts of the previous owners as discussed above. All material intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and cash equivalents represent unrestricted cash on hand and all highly liquid investments with original contractual maturities of three months or less.
Concentrations of Credit Risk

Concentrations of Credit Risk

Cash balances, accounts receivable, restricted investments and derivative financial instruments are financial instruments potentially subject to credit risk. Cash and cash equivalents are maintained in bank deposit accounts which, at times, may exceed the federally insured limits. Management periodically reviews and assesses the financial condition of the banks to mitigate the risk of loss. Various restricted investment accounts fund certain long-term contractual and regulatory asset retirement obligations and collateralize certain regulatory bonds associated with the offshore Southern California oil and gas properties. These restricted investments consist of money market deposit accounts, money market mutual funds, commercial paper, and U.S. Government securities, all held with credit-worthy financial institutions. Derivative financial instruments are generally executed with major financial institutions that expose us to market and credit risks and which may, at times, be concentrated with certain counterparties. The credit worthiness of the counterparties is subject to continual review. We rely upon netting arrangements with counterparties to reduce credit exposure. Neither we nor and the previous owners have experienced any losses from such instruments.

Oil and natural gas are sold to a variety of purchasers, including intrastate and interstate pipelines or their marketing affiliates and independent marketing companies. Accounts receivable from joint operations are from a number of oil and natural gas companies, partnerships, individuals, and others who own interests in the properties operated by us and the previous owners. Generally, operators of crude oil and natural gas properties have the right to offset future revenues against unpaid charges related to operated wells, minimizing the credit risk associated with these receivables. Additionally, management believes that any credit risk imposed by a concentration in the oil and natural gas industry is mitigated by the creditworthiness of its customer base. An allowance for doubtful accounts is recorded after all reasonable efforts have been exhausted to collect or settle the amount owed. Any amounts outstanding longer than the contractual terms are considered past due. Management determined that an allowance for uncollectible accounts was unnecessary at both December 31, 2014 and 2013, respectively.

If we were to lose any one of our customers, the loss could temporarily delay the production and the sale of oil and natural gas in the related producing region. If we were to lose any single customer, we believe that a substitute customer to purchase the impacted production volumes could be identified.

Oil and Natural Gas Properties

Oil and Natural Gas Properties

Oil and natural gas exploration, development and production activities are accounted for in accordance with the successful efforts method of accounting. Under this method, costs of acquiring properties, costs of drilling successful exploration wells, and development costs are capitalized. The costs of exploratory wells are initially capitalized pending a determination of whether proved reserves have been found. At the completion of drilling activities, the costs of exploratory wells remain capitalized if determination is made that proved reserves have been found. If no proved reserves have been found, the costs of each of the related exploratory wells are charged to expense. In some cases, a determination of proved reserves cannot be made at the completion of drilling, requiring additional testing and evaluation of the wells. The costs of such exploratory wells are expensed if a determination of proved reserves has not been made within a twelve-month period after drilling is complete. Exploration costs such as geological, geophysical, and seismic costs are expensed as incurred.

As exploration and development work progresses and the reserves on these properties are proven, capitalized costs attributed to the properties are subject to depreciation and depletion. Depletion of capitalized costs is provided using the units-of-production method based on proved oil and gas reserves related to the associated field. Capitalized drilling and development costs of producing oil and natural gas properties are depleted over proved developed reserves and leasehold costs are depleted over total proved reserves.  Support equipment and facilities are depreciated using the straight-line method generally based on estimated useful lives of fifteen to forty years.

On the sale or retirement of a complete or partial unit of a proved property or pipeline and related facilities, the cost and related accumulated depreciation, depletion, and amortization are removed from the property accounts, and any gain or loss is recognized.

There were no material capitalized exploratory drilling costs pending evaluation at December 31, 2014, 2013 and 2012.

Oil And Gas Reserves

Oil and Gas Reserves

The estimates of proved oil and natural gas reserves utilized in the preparation of the supplemental consolidated and combined financial statements are estimated in accordance with the rules established by the SEC and the Financial Accounting Standards Board (“FASB”). These rules require that reserve estimates be prepared under existing economic and operating conditions using a trailing 12-month average price with no provision for price and cost escalations in future years except by contractual arrangements. We engaged Netherland, Sewell & Associates, Inc. (“NSAI”) and Ryder Scott Company, L.P. (“Ryder Scott”), our independent reserve engineers, to audit our internally prepared reserves estimates for approximately 86% of our estimated proved reserves (by volume) at December 31, 2014.

Reserve estimates are inherently imprecise. Accordingly, the estimates are expected to change as more current information becomes available. It is possible that, because of changes in market conditions or the inherent imprecision of reserve estimates, the estimates of future cash inflows, future gross revenues, the amount of oil and natural gas reserves, the remaining estimated lives of oil and natural gas properties, or any combination of the above may be increased or decreased. Increases in recoverable economic volumes generally reduce per unit depletion rates while decreases in recoverable economic volumes generally increase per unit depletion rates.

Other Property & Equipment

Other Property & Equipment

Other property and equipment is stated at historical cost and is comprised primarily of vehicles, furniture, fixtures, and computer hardware and software. Depreciation of other property and equipment is calculated using the straight-line method generally based on estimated useful lives of three to five years.

Restricted Investments Policy Text Block

Restricted Investments

Various restricted investment accounts fund certain long-term contractual and regulatory asset retirement obligations and collateralize certain regulatory bonds associated with the offshore Southern California oil and gas properties. These investments are classified as held-to-maturity, and such investments are stated at amortized cost. Interest earned on these investments is included in interest expense, net in the statement of operations. The amortized cost of such investments is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion is displayed as a separate line item in the statement of operations. These restricted investments may consist of money market deposit accounts, money market mutual funds, commercial paper, and U.S. Government securities. See Note 7 for additional information.

Debt Issuance Costs

Debt Issuance Costs

These costs are recorded on the balance sheet and amortized over the term of the associated debt using the straight-line method and generally approximates the effective yield method. Amortization expense, including write-off of debt issuance costs, for the years ended December 31, 2014, 2013 and 2012 was approximately $4.2 million, $6.0 million, and $2.7 million, respectively.

Impairments

Impairments

Proved oil and natural gas properties are reviewed for impairment when events and circumstances indicate the carrying value of such properties may not be recoverable.  This may be due to a downward revision of the reserve estimates, less than expected production, drilling results, higher operating and development costs, or lower commodity prices. The estimated undiscounted future cash flows expected in connection with the property are compared to the carrying value of the property to determine if the carrying amount is recoverable. If the carrying value of the property exceeds its estimated undiscounted future cash flows, the carrying amount of the property is reduced to its estimated fair value using Level 3 inputs. The factors used to determine fair value include, but are not limited to, estimates of proved reserves, future commodity prices, the timing of future production and capital expenditures and a discount rate commensurate with the risk reflective of the lives remaining for the respective oil and gas properties. Impairment expense for the years ended December 31, 2014, 2013 and 2012 was approximately $407.5 million, $4.1 million, and $23.0 million, respectively.

Asset Retirement Obligations

Asset Retirement Obligations

An asset retirement obligation associated with retiring long-lived assets is recognized as a liability on a discounted basis in the period in which the legal obligation is incurred and becomes determinable, with an equal amount capitalized as an addition to oil and natural gas properties, which is allocated to expense over the useful life of the asset. Generally, oil and gas producing companies incur such a liability upon acquiring or drilling a well. Accretion expense is recognized over time as the discounted liabilities are accreted to their expected settlement value. Upon settlement of the liability, a gain or loss is recognized in net income (loss) to the extent the actual costs differ from the recorded liability. See Note 6 for further discussion of asset retirement obligations.

Book Overdrafts

Book Overdrafts

Book overdrafts, representing outstanding checks in excess of funds on deposit, are classified as accounts payable and the change in the related balance is reflected in operating activities in the statement of cash flows.

Revenue Recognition

Revenue Recognition

Revenue from the sale of oil and natural gas is recognized when title passes, net of royalties due to third parties. Oil and natural gas revenues are recorded using the sales method. Under this method, revenues are recognized based on actual volumes of oil and natural gas sold to purchasers, regardless of whether the sales are proportionate to our ownership in the property. An asset or a liability is recognized to the extent there is an imbalance in excess of the proportionate share of the remaining recoverable reserves on the underlying properties. No significant imbalances existed at December 31, 2014 or 2013.

The following individual customers each accounted for 10% or more of total reported revenues for the period indicated:

	Years Ending December 31,
	2014	2013	2012
Major customers:
Phillips 66 (1)	12%	14%	12%
ConocoPhillips (1)	n/a	n/a	13%
Sinclair Oil & Gas Company	11%	n/a	n/a

(1)

Phillips 66 purchased production pursuant to existing marketing agreements with terms that are currently on “evergreen” status. Evergreen contracts automatically renew on a month-to-month basis until either party gives 30 or 60 days advance written notice of non-renewal. Phillips 66 was a subsidiary of ConocoPhillips through April 30, 2012.  Accordingly, any revenues generated from Phillips 66 prior to May 1, 2012 were reported under ConocoPhillips.

General and Administrative Expense

General and Administrative Expense

We and our general partner have entered into an omnibus agreement with a wholly-owned subsidiary of Memorial Resource pursuant to which, among other things, Memorial Resource performs all operational, management and administrative services on our general partner’s and our behalf. Our partnership agreement provides that our general partner will determine in good faith the expenses that are allocated to us, including expenses incurred by our general partner and its affiliates on our behalf. Memorial Resource allocated indirect general and administrative costs based on time allocations for the year ended December 31, 2014, on production for the year ended December 31, 2013 and on a reserve basis methodology for the year ended December 31, 2012. Under our partnership agreement and the omnibus agreement, we reimburse Memorial Resource for all direct and indirect costs incurred on our behalf. See Note 12 for additional information regarding the omnibus agreement.

General and administrative expenses associated with the previous owners included the costs of administrative employees, related benefits, office rents, professional fees and other costs not directly associated with field operations or production.

Derivative Instruments

Derivative Instruments

Commodity derivative financial instruments (e.g., swaps, floors, collars, and put options) are used to reduce the impact of natural gas and oil price fluctuations. Interest rate swaps are used to manage exposure to interest rate volatility, primarily as a result of variable rate borrowings under the credit facilities. Every derivative instrument is recorded on the balance sheet as either an asset or liability measured at its fair value. Changes in the derivative’s fair value are recognized in earnings as we have not elected hedge accounting for any of our derivative positions.

Capitalized Interest

Capitalized Interest

We capitalize interest costs to oil and gas properties on expenditures made in connection with certain projects such as drilling and completion of new oil and natural gas wells and major facility installations. Interest is capitalized only for the period that such activities are in progress. Interest is capitalized using a weighted average interest rate based on our outstanding borrowings. These capitalized costs are included with intangible drilling costs and amortized using the units of production method.  For the year ended December 31, 2014, we had $2.8 million in capitalized interest.  We did not have any capitalized interest for the years ended December 31, 2013 and 2012.

Income Tax

Income Tax

We are organized as a pass-through entity for federal and most state income tax purposes. As a result, our partners are responsible for federal and state income taxes on their share of our taxable income. Certain of our consolidated subsidiaries are taxed as corporations for federal and state income tax purposes. We are also subject to the Texas margin tax and certain aspects of the tax make it similar to an income tax.  The previous owners were organized as pass-through entities from inception through the date of the Memorial Resource initial public offering. Deferred income taxes arise due to temporary differences between the financial statement carrying value of existing assets and liabilities and their respective tax basis. A deferred tax liability was recorded in equity by the previous owners and related to Memorial Resource’s initial public offering and restructuring transactions as it represented a transaction among shareholders.  Subsequent to the Memorial Resource’s initial public offering, income tax related to the Property Swap were calculated on a separate return basis. See Note 15 for additional information.

We must recognize the income tax effects of any uncertain tax positions we may adopt, if the position taken by us is more likely than not sustainable based on its technical merits. If a tax position meets such criteria, the income tax effect that would be recognized by us would be the largest amount of benefit with more than a 50% chance of being realized. There were no uncertain tax positions that required recognition in the financial statements at December 31, 2014 or 2013.

Earnings Per Unit

Earnings Per Unit

Basic and diluted earnings per unit (“EPU”) is determined by dividing net income or loss available to the limited partners by the weighted average number of outstanding limited partner units during the period. Net income or loss available to the limited partners is determined by applying the two-class method. The two-class method of computing EPU is an earnings allocation formula that determines EPU based on distributions declared. The amount of net income or loss used in the determination of EPU is reduced (or increased) by the amount of available cash that has been or will be distributed to the limited partners for that corresponding period. The remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the limited partners in accordance with the contractual terms of the partnership agreement. The total earnings allocated to the limited partners is determined by adding together the amount allocated for distributions declared and the amount allocated for the undistributed earnings or excess distributions over earnings. Basic and diluted EPU are equivalent, as all restricted common units and subordinated units participate in distributions. See Note 10 for additional information.

Equity Compensation

Equity Compensation

The fair value of equity-classified awards (e.g., restricted common unit awards) is amortized to earnings over the requisite service or vesting period. Compensation expense for liability-classified awards are recognized over the requisite service or vesting period of an award based on the fair value of the award remeasured at each reporting period. We currently have no awards subject to performance criteria; however, such awards vest when it is probable that the performance criteria will be met and the requisite service period has been met. Generally, no compensation expense is recognized for equity instruments that do not vest. See Note 11 for further information.

Incentive Units

Incentive Units

The governing documents of certain entities within the Cinco Group and Classic provided for the issuance of incentive units. The incentive units were accounted for as liability awards with compensation expense based on period-end fair value. The incentive units were subject to performance conditions that affected their vesting. Compensation cost was recognized only if the performance condition was probable of being satisfied at each reporting date. Tanos and Classic both recognized compensation expense related to the forfeiture of incentive units in 2013 as further discussed in Note 12.

Accrued Liabilities

Accrued Liabilities

Current accrued liabilities consisted of the following at the dates indicated (in thousands):

	December 31,	December 31,
	2014	2013
Accrued capital expenditures	$36,042	$22,283
Accrued interest payable	24,673	8,931
Accrued lease operating expense	15,594	11,002
Accrued ad valorem taxes	8,281	1,728
Accrued general and administrative expenses	1,276	1,583
Environmental liability	2,092	437
Other	3,016	878
	$90,974	$46,842

Supplemental Cash Flows

Supplemental Cash Flows

Supplemental cash flow for the periods presented (in thousands):

	For the Year Ended
	December 31,
	2014	2013	2012
Supplemental cash flows:
Cash paid for interest, net of amounts capitalized	$63,709	$42,599	$17,995
Cash paid for taxes	151	168	22
Noncash investing and financing activities:
Change in capital expenditures in payables and accrued liabilities	13,759	18,779	(19,719)
Repurchases under unit repurchase program	1,372	—	—
Accounts receivable related to Wyoming Acquisition	9,569	—	—
Accounts receivable related to Double A Acquisition	586	—	—
Assumptions of asset retirement obligations related to properties acquired	4,265	1,581	5,448
Contribution related to sale of assets to NGP affiliate - restricted cash	—	—	2,013
Accrued distribution to NGP affiliates related to Cinco Group Acquisition	—	4,352	—
Accrued equity offering costs	—	—	170
Distributions to partners	—	—	48

New Accounting Pronouncements

New Accounting Pronouncements

Revenue from Contracts with Customers. In May 2014, the FASB issued a comprehensive new revenue recognition standard for contracts with customers that will supersede most current revenue recognition guidance, including industry-specific guidance. The core principle of this standard is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve this core principle, the standard provides a five-step analysis of transactions to determine when and how revenue is recognized. Other major provisions include the capitalization and amortization of certain contract costs, ensuring the time value of money is considered in the transaction price, and allowing estimates of variable consideration to be recognized before contingencies are resolved in certain circumstances. This guidance also requires enhanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. The new standard is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016. Early application is prohibited. The standard permits the use of either the retrospective or cumulative effect transition method. This guidance will be applicable to the Partnership beginning on January 1, 2017. The Partnership is currently assessing the impact that adopting this new accounting guidance will have on its consolidated financial statements and footnote disclosures.

Reporting Discontinued Operations. In April 2014, the FASB issued an accounting standards update that changes the criteria for determining when disposals can be presented as discontinued operations and modifies discontinued operations disclosures. The new guidance now defines a “discontinued operation” as (i) a disposal of a component or group of components that is disposed of or is classified as held for sale and “represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results” or (ii) an acquired business or nonprofit activity that is classified as held for sale on the date of acquisition. We will adopt this guidance and apply the disclosure requirements prospectively beginning on January 1, 2015.

Other accounting standards that have been issued by the FASB or other standards-setting bodies are not expected to have a material impact on the Partnership’s financial position, results of operations and cash flows.